UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 15, 2026

Date of Report (Date of earliest event reported)

FLAG SHIP ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42138	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Broadway, Suite 934

New York, New York 10004

(Address of Principal Executive Offices, and Zip Code)

(646)-362-0256

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	FSHPU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	FSHP	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	FSHPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 15, 2026, Flag Ship Acquisition Corporation, a Cayman Islands exempted company (“Flag Ship,” the “Company” or “Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bluechip & Co. Holdings, a Cayman Islands exempted company (“Bluechip” or the “Target”), the principal shareholders of Bluechip party thereto (the “Principal Shareholders”), Ming Zhang, solely in his capacity as the shareholder representative of the Principal Shareholders (the “Principal Shareholders’ Representative”), Bluechip Holdings Corp., a Cayman Islands exempted company and wholly owned subsidiary of Parent (“Purchaser”), and Bluechip Merger Sub Inc., a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”).

The Merger Agreement provides for two sequential mergers to occur at Closing. First, Parent will merge with and into Purchaser pursuant to a plan of merger filed with the Registrar of Companies of the Cayman Islands (the “SPAC Merger”), with Purchaser surviving as the publicly traded parent company (the “SPAC Surviving Corporation”). Second, substantially concurrently with, and following the consummation of, the SPAC Merger, Merger Sub will merge with and into Bluechip pursuant to a plan of merger filed with the Registrar of Companies of the Cayman Islands (the “Acquisition Merger” and, together with the SPAC Merger, the “Mergers”). Bluechip will survive the Acquisition Merger as a wholly owned subsidiary of Purchaser (the “Acquisition Surviving Corporation”).

Treatment of Parent Securities

At the effective time of the SPAC Merger (the “SPAC Merger Effective Time”), each Parent ordinary share issued and outstanding immediately before the SPAC Merger Effective Time will automatically convert into one Purchaser ordinary share. Each Parent unit will separate into one Parent ordinary share and one Parent right; the Parent ordinary-share component will convert into one Purchaser ordinary share and the Parent-right component will be exchanged for one Purchaser right, in each case in accordance with the Merger Agreement and the applicable rights agreement.

At Closing, each Purchaser right will be cancelled in exchange for one-tenth (1/10th) of one Purchaser ordinary share, with no fractional Purchaser ordinary shares issued and fractional interests rounded down to the nearest whole share. Parent ordinary shares, Parent units and Parent rights owned by Parent or its wholly owned subsidiaries immediately prior to the SPAC Merger Effective Time, if any, will be cancelled without conversion or payment.

Merger Consideration

At the effective time of the Acquisition Merger (the “Acquisition Merger Effective Time”), each issued and outstanding Class A ordinary share and Class B ordinary share of Bluechip (collectively, the “Bluechip Shares”), other than shares held by Bluechip or its subsidiaries and shares properly subject to dissenter rights under Cayman law (collectively, the “Excluded Shares”), will be cancelled and converted into the right to receive the holder’s pro rata portion of an aggregate of 40,000,000 Purchaser ordinary shares (the “Closing Payment Shares”).

The aggregate number of Closing Payment Shares equals the agreed Company Net Value of $400,000,000 divided by $10.00 per share. The Closing Payment Shares will be allocated among Bluechip shareholders on a pro rata basis based on the aggregate number of Bluechip Shares held immediately before the Acquisition Merger Effective Time, as set forth in the shareholder allocation schedules to the Merger Agreement. No fractional Purchaser ordinary shares will be issued in the Acquisition Merger.

Each issued and outstanding share of Merger Sub immediately before the Acquisition Merger Effective Time will convert into one Class A ordinary share of the Acquisition Surviving Corporation. The memorandum and articles of association of Bluechip will continue as the organizational documents of the Acquisition Surviving Corporation, unless and until amended in accordance with their terms and applicable law.

Post-Closing Governance

Immediately after the Acquisition Merger Effective Time, the board of directors of Purchaser is expected to consist of five directors. Parent will designate one director; Bluechip will designate one director, Ming Zhang; and the remaining three directors are expected to satisfy the applicable Nasdaq independence requirements. The officers of Bluechip are expected to become the officers of Purchaser, subject to the terms of the Merger Agreement and applicable law.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of the parties relating to, among other things, their corporate organization, authority, capitalization, financial statements, compliance with laws, material contracts, tax matters, litigation and other matters. The Merger Agreement also contains customary covenants, including covenants relating to conduct of business pending Closing, cooperation in preparing and filing a registration statement on Form F-4 with the U.S. Securities and Exchange Commission (the “SEC”), efforts to obtain required approvals, confidentiality, publicity, shareholder approvals and related matters.

The assertions embodied in the representations and warranties in the Merger Agreement were made for purposes of the Merger Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations and warranties are modified in important part by disclosure schedules and may be subject to contractual standards of materiality or material adverse effect that differ from the standards that may be viewed as material to investors. The representations, warranties and disclosure schedules were used for the purpose of allocating risk among the parties, rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties, their respective subsidiaries or their respective affiliates.

Registration Statement; Shareholder Approvals

Purchaser has agreed to prepare and file with the SEC a registration statement on Form F-4, which will include a proxy statement of Parent (the “Registration Statement”). The Registration Statement will register the Purchaser ordinary shares to be issued in the SPAC Merger and will solicit proxies from Parent shareholders to approve the Mergers and the other matters to be considered at Parent’s extraordinary general meeting (the “Parent Special Meeting”). Parent’s public shareholders will have the opportunity to elect to redeem their Parent ordinary shares in accordance with Parent’s organizational documents and initial public offering prospectus in connection with the Parent Special Meeting.

Bluechip has agreed to take all action necessary to obtain the shareholder approval required for the Acquisition Merger under Cayman law and Bluechip’s memorandum and articles of association.

Expense Loans

The Merger Agreement provides that Bluechip will fund, as non-interest-bearing loans to Parent (the “Expense Loans”), reasonable and documented out-of-pocket fees, costs and expenses incurred by or on behalf of Parent or another Purchaser Party from and after the date of the letter of intent relating to the transaction. The Expense Loans include, among other things, Trust Account extension payments, legal, accounting, audit, financial-advisory, consulting, proxy-solicitation, printing, filing, listing, transfer-agent, SEC, Nasdaq and other transaction-related costs, as well as costs relating to the Registration Statement and Parent Special Meeting.

The Expense Loans will be evidenced by an expense-loan promissory note, will not bear interest and will not be due or payable before June 20, 2027. At the SPAC Merger Effective Time, Purchaser will assume Parent’s obligations under the Expense Loans by operation of Cayman law. If the Acquisition Merger is consummated, the Expense Loans will be automatically cancelled, extinguished and eliminated as intercompany obligations of Purchaser and the Acquisition Surviving Corporation.

Closing Conditions

Completion of the Mergers is subject to a number of conditions, including, among other things: (i) the effectiveness of the Registration Statement; (ii) Parent shareholder approval of the matters submitted at the Parent Special Meeting; (iii) Bluechip shareholder approval of the Acquisition Merger; (iv) the consummation of the SPAC Merger; (v) approval for listing of Purchaser and the Closing Payment Shares on The Nasdaq Capital Market; (vi) execution and delivery of the additional agreements required by the Merger Agreement; (vii) receipt of required governmental approvals and permits; (viii) the absence of legal restraints preventing Closing; and (ix) the satisfaction or waiver of the other customary closing conditions set forth in the Merger Agreement.

The Merger Agreement may be terminated in specified circumstances, including by mutual written agreement of the applicable parties; if Closing has not occurred on or before the Outside Date specified in the Merger Agreement; if a final, non-appealable legal restraint prohibits either Merger; or, subject to applicable cure provisions and other limitations, upon a material breach by the other party. The Merger Agreement also contains a provision permitting termination if a party causes a delay in the business-combination process exceeding six months, subject to the exceptions specified therein.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

RELATED AGREEMENTS

The Merger Agreement contemplates the execution or delivery of certain additional agreements, including Company shareholder support agreements, lock-up agreements, an amended and restated registration rights agreement, an assignment or consent relating to Parent’s existing registration rights agreement, and the amended and restated memorandum and articles of association of Purchaser (collectively, the “Additional Agreements”). The following summaries are qualified in their entirety by reference to the full text of the applicable agreements.

Company Shareholder Support Agreements

Before the execution and delivery of the Merger Agreement, certain Bluechip shareholders entered into shareholder support agreements pursuant to which such shareholders agreed, subject to the terms and conditions of the applicable support agreements, to vote in favor of the Merger Agreement, the Acquisition Merger and the other transactions contemplated by the Merger Agreement. The support agreements contain customary transfer restrictions and terminate upon the earliest of the termination of the Merger Agreement and the Acquisition Merger Effective Time.

Amended and Restated Registration Rights Agreement

At or before Closing, Parent, Purchaser and the parties to Parent’s existing registration rights agreement dated June 17, 2024 are expected to enter into an amended and restated registration rights agreement. The amended and restated registration rights agreement is expected to provide customary registration rights with respect to the covered registrable securities, subject to its terms and conditions.

Lock-Up Agreements

At or before Closing, the persons identified in the Merger Agreement are expected to enter into lock-up agreements with Purchaser relating to their Purchaser securities, in the form attached as an exhibit to the Merger Agreement or in another form mutually agreed by the parties.

Item 7.01	Regulation FD Disclosure.

On September 15, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

IMPORTANT NOTICES

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THIS CURRENT REPORT ON FORM 8-K (THIS “REPORT”) IS BEING MADE IN RESPECT OF A PROPOSED BUSINESS COMBINATION INVOLVING GREAT RICH TECHNOLOGIES LIMITED (“GRT” OR “PARENT”) AND FLAG SHIP ACQUISITION CORPORATION (THE “COMPANY”). THIS REPORT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY OR SUBSCRIBE FOR ANY SECURITIES OR A SOLICITATION OF ANY VOTE OR APPROVAL NOR SHALL THERE BE ANY SALE, ISSUANCE OR TRANSFER OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. THE PROPOSED TRANSACTION WILL BE SUBMITTED TO THE SHAREHOLDERS OF GRT AND THE COMPANY FOR THEIR CONSIDERATION. GRT INTENDS TO FILE WITH THE SEC A REGISTRATION STATEMENT ON FORM F-4 (AS MAY BE AMENDED FROM TIME TO TIME, THE “REGISTRATION STATEMENT”) THAT WILL INCLUDE A PRELIMINARY PROSPECTUS WITH RESPECT TO GRT’S ORDINARY SHARES AND ADSS TO BE ISSUED IN THE PROPOSED TRANSACTION AND A PROXY STATEMENT OF THE COMPANY IN CONNECTION WITH THE MERGER. AFTER THE REGISTRATION STATEMENT IS DECLARED EFFECTIVE, THE COMPANY WILL MAIL A DEFINITIVE PROXY STATEMENT/PROSPECTUS RELATING TO THE TRANSACTION TO ITS SHAREHOLDERS AS OF ARECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. THE INFORMATION IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. GRT MAY NOT SELL THE ORDINARY SHARES REFERENCED IN THE PROXY STATEMENT/PROSPECTUS UNTIL THE REGISTRATION STATEMENT ON FORM F-4 BECOMES EFFECTIVE. THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, WHEN DECLARED EFFECTIVE BY THE SEC, WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE OTHER MATTERS TO BE VOTED UPON AT A MEETING OF THE COMPANY’S SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTION AND RELATED MATTERS. THIS REPORT DOES NOT CONTAIN ALL OF THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE TRANSACTION AND OTHER MATTERS AND IT IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY DECISION IN RESPECT TO SUCH MATTERS. THE PROXY STATEMENT/PROSPECTUS WILL BE PROVIDED TO THE COMPANY’S SHAREHOLDERS. GRT AND THE COMPANY ALSO PLAN TO FILE OTHER DOCUMENTS WITH THE SEC REGARDING THE PROPOSED TRANSACTION.

THIS REPORT IS NOT A SUBSTITUTE FOR ANY PROSPECTUS, PROXY STATEMENT OR ANY OTHER DOCUMENT THAT GRT OR THE COMPANY MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

YOU MAY OBTAIN COPIES OF ALL DOCUMENTS FILED WITH THE SEC REGARDING THIS TRANSACTION, FREE OF CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV). IN ADDITION, INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS (WHEN THEY BECOME AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330.

PARTICIPANTS IN THE SOLICITATION

THE COMPANY, GRT AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE COMPANY’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS FINAL PROSPECTUS RELATED TO ITS INITIAL PUBLIC OFFERING DATED JUNE 17, 2024, AND IN ITS SUBSEQUENT FILINGS WITH THE SEC. A LIST OF THE NAMES OF GRT’S DIRECTORS AND EXECUTIVE OFFICERS, ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTION WITH GRT WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

NO OFFER OR SOLICITATION

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NEITHER AN OFFER TO PURCHASE, NOR A SOLICITATION OF AN OFFER TO SELL, SUBSCRIBE FOR OR BUY ANY SECURITIES OR THE SOLICITATION OF ANY VOTE IN ANY JURISDICTION PURSUANT TO THE PROPOSED TRANSACTIONS OR OTHERWISE, NOR SHALL THERE BE ANY SALE, ISSUANCE OR TRANSFER OR SECURITIES IN ANY JURISDICTION IN CONTRAVENTION OF APPLICABLE LAW. NO OFFER OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT.

FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, THE COMPANY’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION, APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS, THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: (A) THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF THE COMPANY AND GRT, AND THE ABILITY OF THE COMPANY OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ STOCK MARKET’S LISTING STANDARDS;

(B) THE REACTION OF GRT’S LICENSORS, COLLABORATORS, SERVICE PROVIDERS OR SUPPLIERS TO THE BUSINESS COMBINATION; (C) UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; (D) THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; (E) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; (F) GENERAL ECONOMIC CONDITIONS; (G) CHANGES TO THE PROPOSED STRUCTURE OF THE BUSINESS COMBINATION THAT MAY BE REQUIRED OR APPROPRIATE AS A RESULT OF APPLICABLE LAWS OR REGULATIONS OR AS A CONDITION TO OBTAINING REGULATORY APPROVAL OF THE BUSINESS COMBINATION; (H) THE RISK THAT THE BUSINESS COMBINATION DISRUPTS CURRENT PLANS AND OPERATIONS OF GRT AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN; (I) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE BUSINESS COMBINATION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION, THE ABILITY OF GRT TO GROW AND MANAGE GROWTH PROFITABLY, MAINTAIN RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS AND RETAIN ITS MANAGEMENT AND KEY EMPLOYEES; (J) CHANGES IN APPLICABLE LAWS OR REGULATIONS, INCLUDING LEGAL OR REGULATORY DEVELOPMENTS (INCLUDING, WITHOUT LIMITATION, ACCOUNTING CONSIDERATIONS) WHICH COULD RESULT IN UNFORESEEN DELAYS IN THE TIMING OF THE BUSINESS COMBINATION AND NEGATIVELY IMPACT THE ATTRACTIVENESS OF THE BUSINESS COMBINATION TO INVESTORS; AND (K) OTHER RISKS AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN THE FINAL PROSPECTUS OF THE COMPANY RELATING TO ITS INITIAL PUBLIC OFFERING FILED WITH THE SEC, INCLUDING THOSE UNDER “RISK FACTORS” THEREIN, AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC BY THE COMPANY. COPIES ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN GRT’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND GRT, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO THE COMPANY, GRT, GRT’S SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER THE COMPANY, GRT, NOR GRT’S SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of September 15, 2026, by and among Bluechip & Co. Holdings, Ming Zhang, solely in his capacity as the Principal Shareholders’ Representative, Bluechip Merger Sub Inc., Flag Ship Acquisition Corporation and Bluechip Holdings Corp.
10.1	Company Shareholders Support Agreement, dated as of September 15, 2026, by and among Bluechip Holdings Corp., Bluechip & Co. Holdings and the Company shareholders party thereto.
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish a supplemental copy of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment for any such exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Flag Ship Acquisition Corporation

Dated: September 15, 2026	By:	/s/ Matthew Chen
	Name:	Matthew Chen
	Title:	Chief Executive Officer

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